I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2026, Dennis Klaeser, a member of the Board of Directors (the “Board”) of Old Second Bancorp, Inc. (“Old Second”) and the Board of Directors (the “Bank Board”) of its subsidiary bank, Old Second National Bank, notified Old Second of his resignation from the Board and Bank Board.  Mr. Klaeser stated in his resignation letter that “I am honored to have served on the board of the company over the past 5 years as it has grown and developed into the bank it is today.”  James E. Eccher, Chairman and Chief Executive Officer of Old Second, stated, “we are grateful to Dennis and his service to Old Second, and we wish him well in his future endeavors.” Mr. Klaeser’s resignation was effective immediately and is not the result of any disagreement with Old Second. Mr. Klaeser served on the Executive Committee, the Audit Committee, the Compensation Committee, the Risk Committee and the Capital Committee. He has been a Board member since 2021, and Old Second appreciates his contributions during his tenure.

Mr. Klaeser served as a Class II director with a term expiring at the Old Second’s 2027 annual meeting. Old Second does not anticipate immediately filling the vacancy on the Board caused by Mr. Klaeser’s resignation and will reduce the size of the Board by one member.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this current report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “anticipates,” “intends,” “estimates,” and other similar expressions. Old Second cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, factors disclosed in Old Second’s 2025 Annual Report on Form 10-K filed February 26, 2026 or in its subsequent filings with the U.S. Securities and Exchange Commission, any of which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: June 9, 2026	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President,
Chief Operating Officer, and
Chief Financial Officer